                                                                    EXHIBIT 3.15

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "GT INTERCONNECT SERVICE U.S. CORP.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF OCTOBER, A.D. 1997, AT 2:15 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



          [SEAL]                              /s/ Edward J. Freel
                                    -----------------------------------------
                                    Edward J. Freel, Secretary of State

2810748   8100                      AUTHENTICATION:     8715392

981355821                           DATE:10-11-97

                          CERTIFICATE OF INCORPORATION

                                       OF

                      GT INTERCONNECT SERVICES U.S. CORP.
                      -----------------------------------


          The undesigned, in order to form a corporation for the purpose hereinafter stated, under and pursuant to the provisions of the Delaware General Corporation Law, hereby certifies that:

          FIRST: The name of the corporation is GT INTERCONNECT SERVICES U.S. CORP.

          SECOND: The registered office and registered agent of the Corporation is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

          FOURTH: The total number of shares of stock that the Corporation is authorized to issue is one thousand (1000) shares of Common Stock, par value of $.01 each.

          FIFTH: The name and address of the incorporator is Tara Wortman, 425 Lexington Avenue, New York City, New York 10017-3954.

          SIXTH: The Board of Directors of the Corporation, acting by majority vote, may alter, amend or repeal the By-Laws of the Corporation.

          SEVENTH: Except as otherwise provided by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation of October 21, 1997.


                                          /s/ Tara Wortman
                                      -------------------------------------
                                      Tara Wortman
                                      Incorporator

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "GT INTERCONNECT SERVICE U.S. CORP.", CHANGING ITS NAME FROM "GT INTERCONNECT SERVICES U.S. CORP." TO "GLOBAL CROSSING SALES USA INC.", FILED IN THIS OFFICE ON THE FOURTH DAY OF FEBRUARY, A.D. 1998, AT 12:30 O'CLOCK P.M.


          [SEAL]                           /s/ Edward J. Freel
                                    -----------------------------------------
                                    Edward J. Freel, Secretary of State

2810748   8100                      AUTHENTICATION:           8902981

981044744                           DATE:                    02-04-98

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                           BEFORE PAYMENT OF CAPITAL

                                       OF

                      GT INTERCONNECT SERVICES U.S. CORP.



             PURSUANT TO SECTION 241 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE


          GT INTERCONNECT SERVICES U.S. CORP., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

          FIRST:  Article FIRST of the Certificate of
Incorporation be and it hereby is amended to read as follows:

               "FIRST:  The name of the Corporation is
               GLOBAL CROSSING SALES USA INC."

          SECOND: The Corporation has not received any payment for any of its stock.

          THIRD: The aforesaid amendment was duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

              IN WITNESS WHEREOF, GT INTERCONNECT SERVICES U.S. CORP. has caused this Certificate to be signed by its Vice President and Treasurer, Ian McLean, this 29th day of January 1998.


                              GT INTERCONNECT SERVICES U.S. CORP.



                                     /s/ Ian McLean
                              -----------------------------------------------
                              Ian McLean
                              Vice President and Treasurer



Attest:



      /s/ K. Eugene Shutler
--------------------------------
K. Eugene Shutler
President and Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "GLOBAL CROSSING SALES USA INC.", CHANGING ITS NAME FROM "GLOBAL CROSSING SALES USA INC." TO "GLOBAL CROSSING MARKETING USA INC." FILED IN THIS OFFICE ON THE THIRD DAY OF MARCH, A.D. 1998, AT 11:30 O'CLOCK A.M.


          [SEAL]                          /s/ Edward J. Freel
                                    -----------------------------------------
                                    Edward J. Freel, Secretary of State

2810748   8100                      AUTHENTICATION:     8952076

981081312                           DATE:03-04-98

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                           BEFORE PAYMENT OF CAPITAL

                                       OF

                         GLOBAL CROSSING SALES USA INC.



             PURSUANT TO SECTION 241 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE



          GLOBAL CROSSING SALES USA INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

          FIRST: Article FIRST of the Certificate of Incorporation be and it hereby is amended to read as follows:

               "FIRST:  The name of the Corporation is
               GLOBAL CROSSING MARKETING USA INC."

          SECOND: The Board of Directors of the Corporation, through an unanimous written consent, adopted a resolution proposing and declaring advisable the foregoing amendment, and said amendment has been adopted by the sole stockholder of the Corporation in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

              IN WITNESS WHEREOF, GLOBAL CROSSING SALES USA INC. has caused this Certificate to be signed by its Vice President and Treasurer, Ian McLean, this 2nd day of March 1998.


                              GLOBAL CROSSING SALES USA INC.



                                  /s/ Ian McLean
                              -----------------------------------------------
                              Ian McLean
                              Vice President and Treasurer



Attest:



   /s/ K. Eugene Shutler
-----------------------------------
K. Eugene Shutler
President and Secretary